SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): February 26, 2003

Inco Limited

(Exact name of Registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	1-1143 (Commission file number)	98-0000676 (I.R.S. Employer Identification Number)

145 King Street West, Suite 1500
Toronto, Ontario M5H 4B7

(Address of Principal Executive Offices)

        Company’s telephone number, including area code: (416) 361-7511

N/A

        (Former name or former address, if changed since last report)

Item 5.           Other Events and Regulation FD Disclosure

Inco Limited (the “Registrant”) is hereby filing the following documents as described as Exhibits under Item 7 below for purposes of making such documents available on February 26, 2003. The documents listed as Exhibits 99 (a) – (h) include the Registrant’s audited financial statements for 2002 and notes to such financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations which will be included in the Registrant’s 2002 Annual Report to Shareholders to be mailed to its Shareholders on or about March 10, 2003.

Item 7.           Financial Statements and Exhibits

        The following Exhibits are filed as part of this Report:

(1)    Exhibit 23 – Consent of Independent Auditors

(2)     Exhibit 99

(a)	Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Registrant’s 2002 Annual Report to Shareholders;

(b)	Auditors’ Report to the Shareholders of Inco Limited to be included in the Registrant’s 2002 Annual Report to Shareholders;

(c)	Management’s Statement on Financial Reporting to be included in the Registrant’s 2002 Annual Report to Shareholders;

(d)	Consolidated Statement of Earnings for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders;

(e)	Consolidated Statement of Retaining Earnings (Deficit) for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders;

(f)	Consolidated Balance Sheet for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders;

(g)	Consolidated Statement of Cash Flows for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders; and

(h)	Notes to Consolidated Financial Statements referred to in (d) – (g) above to be included in the Registrant’s 2002 Annual Report to Shareholders.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INCO LIMITED
By: /s/ Stuart F. Feiner Stuart F. Feiner Executive Vice-President General Counsel and Secretary

Date: February 26, 2003

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23 – Consent of Independent Auditors

Exhibit 99

(a)	Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Registrant’s 2002 Annual Report to Shareholders;

(b)	Auditors’ Report to the Shareholders of Inco Limited to be included in the Registrant’s 2002 Annual Report to Shareholders;

(c)	Management’s Statement on Financial Reporting to be included in the Registrant’s 2002 Annual Report to Shareholders;

(d)	Consolidated Statement of Earnings for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders;

(e)	Consolidated Statement of Retaining Earnings (Deficit) for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders;

(f)	Consolidated Balance Sheet for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders;

(g)	Consolidated Statement of Cash Flows for the years ended December 31, 2002, 2001 and 2000 to be included in the Registrant’s 2002 Annual Report to Shareholders; and

(h)	Notes to Consolidated Financial Statements referred to in (d) – (g) above to be included in the Registrant’s 2002 Annual Report to Shareholders.

EXHIBITS